NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated June 20, 2011
to the Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager International Growth Fund

1.	Effective August 31, 2011, the information for Invesco in the section entitled “Portfolio Management – Portfolio Managers” on page 4 is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Clas Olsson	Lead Portfolio Manager, Invesco	Since 1994
Shuxin Cao, CFA	Portfolio Manager, Invesco	Since 1997
Matthew Dennis, CFA	Portfolio Manager, Invesco	Since 2000
Jason Holzer, CFA	Portfolio Manager, Invesco	Since 1996
Mark Jason	Portfolio Manager, Invesco	Since 2001

2.
Effective August 31, 2011, the paragraph for Invesco that relates to the NVIT Multi-Manager International Growth Fund on pages 55-56 following “Portfolio Management” is deleted and replaced with the following:

The investment team for the portion of the Fund managed by Invesco includes Clas Olsson (lead manager); Shuxin Cao, CFA; Matthew Dennis, CFA; Jason Holzer, CFA; and Mark Jason. These individuals are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by Invesco.  Mr. Olsson is a Lead Portfolio Manager.  A lead manager generally has final authority over all aspects of the portion of the Fund’s investment portfolio managed by Invesco, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. He joined Invesco in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. He is also chief investment officer of Invesco’s International Growth Investment Management Unit. Mr. Cao, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1997. Mr. Dennis, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Mr. Holzer, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996.  Mr. Jason, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2001.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE